Net Trading Income (Tables)	12 Months Ended
Mar. 31, 2022
Text block [abstract]
Summary of Net Trading Income
Net trading income for the fiscal years ended March 31, 2022, 2021 and 2020 consisted of the following:

	For the fiscal year ended March 31,
	2022	2021	2020

	(In millions)
Interest rate	¥74,828	¥38,987	¥149,420
Foreign exchange	186,146	168,462	(78,541)
Equity	22,216	34,772	59,388
Credit	(1,812)	(4,723)	2,495
Others	(1,039)	248	1,307

Total net trading income	¥280,339	¥237,746	¥134,069